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                                                                    EXHIBIT 23.1

                       CONSENT OF PEDERSEN & HOUPT, P.C.


     Pedersen & Houpt, P.C. hereby consents to all references made to it in Amendment No. 3 to this Registration Statement on Form S-4 of SpinCycle, Inc., as filed with the Securities and Exchange Commission on October 29, 1998.


                                          /s/ PEDERSEN & HOUPT, P.C.
                                          --------------------------------------
                                          Pedersen & Houpt, P.C.

Chicago, Illinois

October 29, 1998